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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - December 23, 2005


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-20388                 36-3795742
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)        Identification Number)

                  800 E. Northwest Hwy., Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS


     On December 23, 2005, Howard B. Witt notified the Company that he would prefer not to stand for re-election as a director of the Company at the 2006 annual meeting of stockholders.

     Mr. Witt served as the President, Chairman and CEO of the Company until his retirement on December 31, 2004. Since that time, Mr. Witt has served as a director of the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LITTELFUSE, INC.

Date:  December 29, 2005                By: /s/ Philip G. Franklin
                                            ----------------------
                                            Philip G. Franklin
                                            Vice President, Operations
                                            Support and Chief Financial Officer








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